Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Partners Limited

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Director by Deputization

Issuer Name and Ticker or Trading Symbol:	Vistra Energy Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	6/21/2019

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ Brian Lawson

Name:	Brian Lawson

Title:	President

Name of Joint Filer:	Brookfield Private Equity Inc.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Director by Deputization

Issuer Name and Ticker or Trading Symbol:	Vistra Energy Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	6/21/2019

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ A.J. Silber

Name:	A.J. Silber

Title:	Director

Name of Joint Filer:	Brookfield US Inc.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Director by Deputization

Issuer Name and Ticker or Trading Symbol:	Vistra Energy Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	6/21/2019

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ Karly Dyck

Name:	Karly Dyck

Title:	Secretary

Name of Joint Filer:	Brookfield Private Equity Holdings LLC

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Director by Deputization

Issuer Name and Ticker or Trading Symbol:	Vistra Energy Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	6/21/2019

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ Kristen Haase

Name:	Kristen Haase

Title:	Vice-President and Secretary

Name of Joint Filer:	Brookfield Private Equity Direct Investments Holdings LP

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Director by Deputization

Issuer Name and Ticker or Trading Symbol:	Vistra Energy Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	6/21/2019

Designated Filer:	Brookfield Asset Management Inc.

By: Brookfield Private Equity Inc., its General Partner

Signature:	/s/ A.J. Silber

Name:	A.J. Silber

Title:	Director

Name of Joint Filer:	Titan Co-Investment-RBS, L.P.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Director by Deputization

Issuer Name and Ticker or Trading Symbol:	Vistra Energy Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	6/21/2019

Designated Filer:	Brookfield Asset Management Inc.

By: Titan Co-Investment GP, LLC, its General Partner

Signature:	/s/ Kristen Haase

Name:	Kristen Haase

Title:	Vice-President and Secretary

Name of Joint Filer:	Titan Co-Investment GP, LLC

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Director by Deputization

Issuer Name and Ticker or Trading Symbol:	Vistra Energy Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	6/21/2019

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ Kristen Haase

Name:	Kristen Haase

Title:	Vice-President and Secretary

Name of Joint Filer:	Brookfield Private Equity Group Holdings LP

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Director by Deputization

Issuer Name and Ticker or Trading Symbol:	Vistra Energy Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	6/21/2019

Designated Filer:	Brookfield Asset Management Inc.

Brookfield Private Equity Group Holdings LP

By: Brookfield Private Equity Inc., its General Partner

Signature:	/s/ A.J. Silber

Name:	A.J. Silber

Title:	Director

Name of Joint Filer:	Brookfield Capital Partners Ltd.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Director by Deputization

Issuer Name and Ticker or Trading Symbol:	Vistra Energy Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	6/21/2019

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ A.J. Silber

Name:	A.J. Silber

Title:	Chairman of the Board

Name of Joint Filer:	Brookfield Holdings Canada Inc.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Director by Deputization

Issuer Name and Ticker or Trading Symbol:	Vistra Energy Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	6/21/2019

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ Katayoon Sarpash

Name:	Katayoon Sarpash

Title:	Vice President & Secretary

Name of Joint Filer:	Brookfield Private Funds Holdings Inc.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Director by Deputization

Issuer Name and Ticker or Trading Symbol:	Vistra Energy Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	6/21/2019

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ Katayoon Sarpash

Name:	Katayoon Sarpash

Title:	Vice President & Secretary

Name of Joint Filer:	Brookfield Canada Adviser, LP

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Director by Deputization

Issuer Name and Ticker or Trading Symbol:	Vistra Energy Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	6/21/2019

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ Katayoon Sarpash

Name:	Katayoon Sarpash

Title:	Vice President & Secretary

Name of Joint Filer:	Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Director by Deputization

Issuer Name and Ticker or Trading Symbol:	Vistra Energy Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	6/21/2019

Designated Filer:	Brookfield Asset Management Inc.

By: Brookfield Private Funds Holdings Inc., its General Partner

Signature:	/s/ Katayoon Sarpash

Name:	Katayoon Sarpash

Title:	Vice President & Secretary

Name of Joint Filer:	Brookfield Asset Management Inc.

Address of Joint Filer:	Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Director by Deputization

Issuer Name and Ticker or Trading Symbol:	Vistra Energy Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	6/21/2019

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ Katayoon Sarpash

Name:	Katayoon Sarpash

Title:	Vice President